EXHIBIT 99.1

Canadian Derivatives Clearing Corporation

(Options as of November 30, 2025)

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
Ag Growth International Inc.	AFN	AFN
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
AI	AI	AI
Air Canada	AC	AC
Alamos Gold Inc.	AGI	AGI
Alaris Equity Partners Income Trust	AD	AD.UN
Algoma Steel Group Inc.	ASTL	ASTL
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc.	ATD	ATD
Allied Gold Corporation	AAUC	AAUC
Allied Properties Real Estate Investment Trust	AP	AP.UN
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
ARC Resources Ltd.	ARX	ARX
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX.UN
ATCO Ltd.	ACO	ACO.X
Athabasca Oil Corp.	ATH	ATH
AtkinsRéalis Group Inc.	ATRL	ATRL
ATS Corporation	ATS	ATS
Aurora Cannabis Inc.	ACB	ACB
AutoCanada Inc.	ACQ	ACQ

1

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Aya Gold & Silver Inc.	AYA	AYA
B2Gold Corp.	BTO	BTO
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
Bitfarms Ltd	BITF	BITF
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEI.UN
Bombardier Inc., Cl. B	BBD	BBD.B
Boralex Inc.	BLX	BLX
Brookfield Asset Management Inc	BAM	BAM
Brookfield Asset Management Inc., Cl. A	BN1	BN1
Brookfield Corporation	BN	BN
Brookfield Infrastructure Partners L.P.	BIP	BIP.UN
Brookfield Renewable Corporation	BEPC	BEPC
Brookfield Renewable Partners L.P.	BEP	BEP.UN
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO

2

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CAR.UN
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Kansas City Limited	CP	CP
Canadian Tire Corporation Limited	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB1	CWB1
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Canopy Growth Corporation	WEED1	WEED1
Capital Power Corporation	CPX	CPX
Capstone Copper Corp.	CS	CS
Cardinal Energy Ltd.	CJ	CJ
Cargojet Inc.	CJT	CJT
Cascades Inc.	CAS	CAS
CCL Industries Inc.	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Cenovus Energy Inc.	CVE1	CVE1
Centerra Gold Inc.	CG	CG
CES Energy Solutions Corp.	CEU	CEU
CGI Inc.	GIB	GIB.A

3

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Champion Iron Limited	CIA	CIA
Chartwell Retirement Residences	CSH	CSH.UN
Chemtrade Logistics Income Fund	CHE	CHE.UN
Choice Properties Real Estate Investment Trust	CHP	CHP.UN
Cineplex Inc.	CGX	CGX
CMG	CMG	CMG
Cogeco Communications Inc.	CCA	CCA
Continental Gold Inc.	CNL	CNL
Crombie Real Estate Investment Trust	CRR	CRR.UN
Cronos Group Inc.	CRON	CRON
CVO	CVO	CVO
Definity Financial Corporation	DFY	DFY
Descartes Systems Group Inc.	DSG	DSG
Dollarama Inc.	DOL	DOL
Dorel Industries Inc. Cl. B	DII	DII.B
Dream Industrial Real Estate Investment Trust	DIR	DIR.UN
Dream Office Real Estate Investment Trust	D	D.UN
Dundee Precious Metals Inc.	DPM	DPM
Dye & Durham Limited	DND	DND
ECN Capital Corp.	ECN	ECN
Eldorado Gold Corp.	ELD	ELD
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited	EMP	EMP.A
Enbridge Inc.	ENB	ENB

4

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Endeavour Mining plc	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
Energy Fuels Inc.	EFR	EFR
EQB	EQB	EQB
Equinox Gold Corp	EQX	EQX
Ero Copper Corp.	ERO	ERO
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCR.UN
First Majestic Silver Corp.	AG	AG
First Quantum Minerals Ltd.	FM	FM
Foran Mining Corporation	FOM	FOM
Fortis Inc.	FTS	FTS
Fortuna Mining Corp.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Frontera Energy Corporation	FEC	FEC
FSZ	FSZ	FSZ
G Mining Ventures Corp.	GMIN	GMIN
Galaxy Digital Inc.	GLXY	GLXY
George Weston Limited	WN	WN
GFL Environmental Inc.	GFL	GFL
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Granite Real Estate Investment Trust Inc.	GRT	GRT.UN

5

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Great-West Lifeco Inc.	GWO	GWO
Groupe Dynamite Inc.	GRGD	GRGD
Headwater Exploration Inc.	HWX	HWX
Hudbay Minerals Inc.	HBM	HBM
Hut 8 Corp.	HUT	HUT
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Intact Financial Corporation	IFC	IFC
Interfor Corporation	IFP	IFP
Ivanhoe Mines Ltd.	IVN	IVN
K92 Mining Inc.	KNT	KNT
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lithium Americas Corp.	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Gold Inc.	LUG	LUG
Lundin Gold Inc.	LUG1	LUG1

6

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Lundin Mining Corporation	LUN	LUN
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Maple Leaf Foods Inc.	MFI1	MFI1
Martinrea International Inc.	MRE	MRE
Mattr Corp.	MATR	MATR
MDA Space Ltd.	MDA	MDA
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
Newmont Corporation	NGT	NGT
NexGen Energy Ltd.	NXE	NXE
NFI Group Inc.	NFI	NFI
Northland Power Inc.	NPI	NPI
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWH.UN
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
NuVista Energy Limited	NVA	NVA
Obsidian Energy Ltd.	OBE	OBE
OceanaGold Corporation	OGC	OGC
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX

7

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Orla Mining Ltd	OLA	OLA
Osisko Gold Royalties Ltd.	OR	OR
Ovintiv Inc.	OVV	OVV
Pan American Silver Corporation	PAAS	PAAS
Pan American Silver Corporation	PAAS1	PAAS1
Pan American Silver Corporation	PAAS2	PAAS2
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Pembina Pipeline Corporation	PPL	PPL
Pet Valu Holdings Ltd.	PET	PET
Peyto Exploration & Development Corp.	PEY	PEY
PKI1	PKI1	PKI1
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Primaris Retail Real Estate Investment Trust	PMZ	PMZ.UN
PRL	PRL	PRL
Quebecor Inc., Cl. B	QBR	QBR.B
RB Global Inc.	RBA	RBA
Real Matters Inc.	REAL	REAL
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REI.UN
Rogers Communication Inc.	RCI	RCI.B
Royal Bank of Canada	RY	RY

8

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL1	SSL1
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Silvercorp Metals Inc.	SVM	SVM
SilverCrest Metals Inc.	SIL1	SIL1
SmartCentres Real Estate Investment Trust	SRU	SRU.UN
South Bow Corporation	SOBO	SOBO
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stella-Jones Inc.	SJ	SJ
StorageVault Canada Inc.	SVI	SVI
Strathcona Resources Ltd.	SCR	SCR
Suncor Energy Inc.	SU	SU
SunLife Financial Inc.	SLF	SLF
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Tamarack Valley Energy Ltd.	TVE	TVE
TC Energy Corporation	TRP	TRP
TC Energy Corporation	TRP1	TRP1

9

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Teck Resources Limited	TECK	TECK.B
TELUS Corporation	T	T
TELUS Corporation	T1	T1
TFI International Inc.	TFII	TFII
TFPM	TFPM	TFPM
The North West Company Inc.	NWC	NWC
Thomson Reuters Corporation	TRI	TRI
Tilray Brands Inc.	TLRY	TLRY
TMX Group Limited	X	X
TNZ	TNZ	TNZ
Topaz Energy Corp.	TPZ	TPZ
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
Transcontinental Inc.	TCL	TCL.A
Trisura Group Ltd.	TSU	TSU
Vermilion Energy Inc.	VET	VET
Waste Connections Inc.	WCN	WCN
WELL Health Technologies Corp.	WELL	WELL
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFG	WFG
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM

10

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Whitecap Resources Inc.	WCP	WCP
Whitecap Resources Inc.	WCP1	WCP1
WSP Global Inc.	WSP	WSP

Index Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

Options on CDRs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Advanced Micro Devices CDR	AMD	AMD
Alphabet CDR	GOOG	GOOG
Amazon.com CDR	AMZN	AMZN
Apple CDR	AAPL	AAPL
Berkshire Hathaway CDR	BRK	BRK
Costco CDR	COST	COST
Meta CDR	META	META
Microsoft CDR	MSFT	MSFT
Nvidia CDR	NVDA	NVDA
Tesla CDR	TSLA	TSLA

Options on CEFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Sprott Physical Gold Trust	PHYS	PHYS
Sprott Physical Silver Trust	PSLV	PSLV
Sprott Physical Uranium Trust	U	U.UN

11

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
3iQ Bitcoin ETF	BTCQ	BTCQ
3iQ Ether Staking ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	GDXD2	GDXD2
BetaPro Canadian Gold Miners 2x Daily Bull ETF	GDXU	GDXU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD	HOD
BetaPro Natural Gas Inverse Leveraged Daily Bear ETF	HND	HND
BetaPro Natural Gas Leveraged Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO Gold Bullion ETF	ZGLD	ZGLD
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Laddered Preferred Share Index ETF	ZPR	ZPR
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX 60 INDEX ETF	ZIU	ZIU
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
CI Galaxy Bitcoin ETF	BTCX	BTCX.B
CI Galaxy Ethereum ETF	ETHX	ETHX.B

12

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Evolve Bitcoin ETF	EBIT	EBIT
Evolve Ether ETF	ETHR	ETHR
Evolve FANGMA Index ETF	TECH	TECH
Global X Active Preferref Share ETF	HPR	HPR
Global X Equal Weight Canadian Banks Index ETF	HBNK	HBNK
Global X Equal Weight Canadian Pipelines Index ETF	PPLN	PPLN
Global X Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Global X Nasdaq-100 Index Corporatw Class ETF	HXQ	HXQ
Global X S&P 500 Index ETF	USSX	USSX
Global X S&P/TSX 60 Index Corporate Class ETF	HXT	HXT
Global X S&P/TSX 60 Index ETF	CNDX	CNDX
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core Canadian Universe Bond Index ETF	XBB	XBB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B

13

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Purpose Ether ETF	ETHH	ETHH.B
Purpose Gold Bullion Fund	KILO	KILO.B
Purpose Solana ETF Currency Hedged Units	SOLL	SOLL
RING	RING	RING
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

14